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                                       FORM 8-K


                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) September 16, 1996
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                     California Financial Holding Company
               (Exact name of registrant as specified in its charter)


     Delaware                          0-16970          68-0150457
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     (State or other jurisdiction      (Commission      (IRS Employer
          of incorporation)            File Number)     Identification No.)


     501 West Weber Avenue             Stockton, California        95203
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              (Address of principal executive offices)           (Zip Code)


     Registrant's telephone number, including area code (209) 948-6870
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     Item 5.  Other Events

              California Financial Holding Company is filing herewith a copy of its press release, dated October 2, 1996, with respect to the resignation of one of its Directors.

     Item 7.  Financial Statements and Exhibits

              (c) Exhibits

              Exhibit 99 -- Press Release
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              See Exhibit 99 attached hereto.
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                                     SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CALIFORNIA FINANCIAL HOLDING COMPANY


                               /s/ Robert V. Kavanaugh
     Date: October 3, 1996     -------------------------------------
                               Robert V. Kavanaugh, President and
                                 Chief Operating Officer
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